TRUSTCO
Bank Corp NY

Welcome to the Annual Meeting of Shareholders

TRUSTCO
Bank Corp NY

ANNUAL MEETING OF SHAREHOLDERS AND SHAREHOLDER ASSEMBLY

May 19, 2022

SHAREHOLDER ASSEMBLY AGENDA

1. Remarks by the President.
2. Shareholder questions and comments.
3. Adjournment.

TRUSTCO
Bank Corp NY


Total Assets
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

(dollars in thousands)

TRUSTCO
Bank Corp NY

Total Loans



$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
NY Loans
FL Loans
Total Loans

(dollars in thousands)

TRUSTCO Bank Corp NY

Residential & Commercial Loans



$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Total Mortgage
Total Commercial

(dollars in thousands)

TRUSTCO Bank Corp NY

Total Liabilities



$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

(dollars in thousands)

TRUSTCO
Bank Corp NY

Deposits


$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Total Core
Total Time
Total Deposits

(dollars in thousands)

TRUSTCO Bank Corp NY

Earnings


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

(dollars in thousands)

TRUSTCO
Bank Corp NY

Dividends



$27,000
$26,000
$25,000
$24,000
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

(dollars in thousands)

$627.2 Million in dividends paid out since 2002.

TRUSTCO Bank Corp NY

Capital


$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

(dollars in thousands)

TRUSTCO
Bank Corp NY


Branches
150
145
140
135
130
125
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

TRUSTCO Bank Corp NY

Cash & Investments


$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Cash
Investments

(dollars in thousands)

TRUSTCO Bank Corp NY

Liquidity



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

(dollars in thousands)

TRUSTCO
Bank Corp NY

Forward Looking Statements

Safe Harbor Regarding Forward-Looking Statements

This presentation may contain forward-looking information about TrustCo Bank Corp NY ("the Company") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations, real estate and collateral values, changes in accounting policies and practices, changes in local market areas and general business and economic trends and the matters described under the heading "Risk Factors" in our most recent annual report on Form 10-K and our other securities filings. The statements are valid only as of the date hereof and the Company disclaims any obligation to update this information except as may be required by applicable law.

Note: Data in this presentation was obtained from SNL Financial and from the Company's SEC filings. Ratios use SNL definitions and may differ from definitions used by the Company in its own SEC filings. SNL definitions are available upon request.

TRUSTCO
Bank Corp NY

Things to be proud of.

20 BESTIE 21 — Capital Region Living

Best of the Capital Region — Times Union '21 Winner

The Official 2021 Peoples Choice Awards — Best of the best — The Daily Gazette

America's Best Banks 2022 — Newsweek — LendingTree

Our Bank is rated 5-Star by Bauer — www.bauerfinancial.com — Awarded January 2022

Any Questions?



TRUSTCO BANK
NOW OPEN
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TRUSTCO
Bank Corp NY

Thank You For Attending.